Income tax	12 Months Ended
Dec. 31, 2018
Income tax [Abstract]
Disclosure of income tax [text block]
15	Income tax

	2018	2017
Loss for the year before income taxes	$(5,198)	$(36,511)
Statutory rate	27.00%	26.00%
Expected income tax recovery	(1,403)	(9,493)
Permanent differences and other	(8,163)	8,820
Difference in foreign tax rates	140	(640)
Effect of change in future tax rates	(805)	(433)
Change in valuation allowance	10,231	1,674
Total income tax recovery	$-	$(72)

	2018	2017
Current income tax recovery	$-	$(72)
Deferred income tax expense	-	-
Total income taxes	$-	$(72)

The Company’s deferred income tax liability consisted of:

	2018	2017
Deferred income tax assets:
Non-capital loss carryforward	$9,140	$9,608
Resource expenditures	2,507	2,763
Equipment	239	193
Share issue and legal costs	22	31
Other	11,355	1,113
	23,263	13,708
Unrecognized tax assets	(23,263)	(13,680)
Net deferred income tax assets	-	28
Deferred income tax liabilities:
Foreign exchange on loan	-	(28)
Net deferred income tax liabilities	$-	$(28)

Net deferred income tax	$-	$-

The Company has available for deduction against future taxable income non-capital losses of approximately $31.7 million (2017:
$31.1 million) in Canada,
$nil (2017: $0.7 million) in China, $nil (2017: $1.0 million) in Peru, $5.8 million (2017:
$6.2 million)
in Mongolia and $0.3 million (2017: $nil) in Australia. These losses, if not utilized, will expire through 2038. Subject to certain restrictions, the Company also has foreign resource expenditures available to reduce taxable income in future years. Deferred tax benefits which may arise as a result of these losses, resource expenditures, equipment, share issue and legal costs have not been recognized in these consolidated financial statements.